UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2017

ATWOOD OCEANICS, INC.
(Exact name of registrant as specified in its charter)

Texas	1-13167	74-1611874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15011 Katy Freeway, Suite 800, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (281) 749-7800

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Our press release dated May 8, 2017, concerning financial results for the second quarter ended March 31, 2017, furnished as Exhibit 99.1, is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

Information with respect to the Company’s Fleet Status Report at May 8, 2017 is furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference. Such information is being furnished under Regulation FD and should not be deemed to be filed under Section 19 of the Exchange Act.

The Company issues the Fleet Status Report on a quarterly basis. The expected date of issuance of the next Fleet Status Report will be in early August 2017.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

The exhibits to this report furnished pursuant to item 9.01 are as follows:

99.1	Press Release dated May 8, 2017
99.2	Fleet Status Report at May 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC.
(Registrant)
Date: May 8, 2017
/s/ Mark W. Smith
Mark W. Smith
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO	DESCRIPTION

99.1	Press Release dated May 8, 2017
99.2	Fleet Status Report at May 8, 2017